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CR-75001

                                                 [Stamp - Registrar of Companies
                                                              Exempted
                                                           Cayman Islands]

                 Certificate of Incorporation On Change Of Name


                       I DO HEREBY CERTIFY that

                       ifg.com, INC.

          having by Special Resolution dated 5th of March 2001 changed its name, is now incorporated under the name of

          International Financial Group, Inc.

                              Given under my hand and Seal at George Town in the Island of Grand Cayman this Sixth day of March
                              Two Thousand One

CERTIFIED T0 BE A TRUE AND CORRECT COPY


                               (SGD. D.O. SOLOMON)

SIG:___(signature - Delano O. Solomon)__
         DELANO . SOLOMON                                An Authorised Officer,
         Registrar of Companies                          Registry of Companies,
DATE:__6th March, 2001______________                     Cayman Islands, B.W.I.



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CR-75001

                                                 [Stamp - Registrar of Companies
                                                              Exempted
                                                           Cayman Islands]

                 Certificate of Incorporation On Change Of Name


                       I DO HEREBY CERTIFY that


                INTERNET FINANCIAL GROUP INC.

          having by Special Resolution dated 29th of May 2000 changed its name, is now incorporated under the name of

                   ifg.com, INC.

                            Given under my hand and Seal at George Town in the Island of Grand Cayman this Seventeenth day of June Two Thousand

CERTIFIED T0 BE A TRUE AND CORRECT COPY


                                                  (SGD. D.H.
DIXON)
SIG:___(signature - Donnell H. Dixon)__
         DONNELL H. DIXON
   Asst. Registrar of Companies                    An Authorised Officer,
                                                   Registry of Companies,
DATE:__OCTOBER 25th, 2000______________            Cayman Islands, B.W.I.



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CR-75001

                                                 [Stamp - Registrar of Companies
                                                              Exempted
                                                           Cayman Islands]

                 Certificate of Incorporation On Change Of Name


                       I DO HEREBY CERTIFY that

                 THE CALEDONIAN 500 INDEX FUND

          having by Special Resolution dated 13th of March 2000 changed its name, is now incorporated under the name of

                 INTERNET FINANCIAL GROUP INC.

                        Given under my hand and Seal at George Town in the Island of Grand Cayman this Twenty-Seventh day of March Two Thousand

CERTIFIED T0 BE A TRUE AND CORRECT COPY

                                                      (SGD. C.Y. JEFFERSON)
SIG:___(signature - Cindy Y. Jefferson)__
         CINDY Y. JEFFERSON                            An Authorised Officer,
            Registrar of Companies                     Registry of Companies,
DATE:__March 27th, 2000______________                  Cayman Islands, B.W.I.



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CR-75001

                                                 [Stamp - Registrar of Companies
                                                              Exempted
                                                           Cayman Islands]
                          Certificate of Incorporation


I, GRACE LUCY EBANKS,  Assistant Registrar of Companies of the Cayman Islands DO
HEREBY  CERTIFY,   pursuant  to  the  Companies  Law  (Revised),  that  all  the requirements of the said Law in respect of registration were complied with by

                    THE CALEDONIAN 500 INDEX FUND

an Exempted Company incorporated in the Cayman Islands with Limited Liability with effect from the 14th Day of July One Thousand Nine Hundred Ninety-Seven.

                              Given under my hand and Seal at George Town in the Island of Grand Cayman this Sixth day of March
                              Two Thousand One

CERTIFIED T0 BE A TRUE AND CORRECT COPY

                                           (SGD. G.L. EBANKS)
SIG:___(signature - Grace L. Ebanks)__
         Grace L. Ebanks
         Asst. Registrar of Companies       Assistant Registrar
DATE:__JULY 14th 1997______________         of Companies, Cayman Islands, B.W.I.



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